UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2005

                             DONAR ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


       000-49649                                        23-3083371
(Commission File Number)                 (I.R.S. Employer Identification Number)


            12890 Hilltop Road
              Argyle, Texas                              76226
(Address of principal executive offices)               (Zip Code)

                                 (972) 233-0300
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



================================================================================

       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant's Certifying Accountant

         On February 17, 2005, Donar Enterprises, Inc. (the "Company") dismissed Mantyla McReynolds LLC, as its independent registered public accounting firm. The Company's Board of Directors approved the dismissal of Mantyla McReynolds LLC on February 17, 2005.

         No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

         During the Company's fiscal years ended December 31, 2003 and December 31, 2004, there was no disagreement with the Company's independent registered accounting firm on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the afore-referenced periods.

         Effective February 17, 2005, the Company's Board of Directors appointed S.W. Hatfield, CPA as its independent registered public accounting firm.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.       Description
-----------       -----------
16.1              Letter regarding change in certifying accountant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       DONAR ENTERPRISES, INC.


                                                       By: /s/ Timothy P. Halter
                                                          ----------------------
                                                          Timothy P. Halter
                                                          President
Date:  February 22, 2005




















                                       3